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                                                                   EXHIBIT 10.25

                        UNWIRED CONTRIBUTION AGREEMENT

        This Contribution Agreement is dated as of January 1, 2000 between US Unwired Inc. ("Unwired") and Louisiana Unwired, LLC ("La. Unwired").

                                   RECITALS

        1. La. Unwired is the wholly-owned subsidiary of Unwired.

        2. Pursuant to a Telecom Distribution Agreement dated contemporaneously herewith (the "Telecom Distribution Agreement"), Unwired obtained from its subsidiary, Unwired Telecom Corp., a distribution of an undivided interest in certain assets, liabilities and obligations (collectively, the "Undivided Interest") distributed to Unwired Telecom Corp. pursuant to a Distribution Agreement contemporaneously herewith ("Meretel Distribution Agreement") between Meretel Communications Limited Partnership and certain of its limited partners, including Unwired Telecom Corp.

        3. Unwired desires to convey all of the rights, liabilities and obligations received by it in and to the Undivided Interest pursuant to the Telecom Distribution Agreement as a contribution to La. Unwired, and La. Unwired desires to accept such contribution.

        NOW, THEREFORE, Unwired and La. Unwired hereby agree as follows:

                                   AGREEMENT

        Unwired hereby contributes, transfers and conveys to La. Unwired all of its rights, liabilities and obligations received and assumed by it in and to the Undivided Interest under the Telecom Distribution Agreement, which constitutes all of the rights, liabilities and obligations received and assumed by Unwired Telecom Corp. under the Meretel Distribution Agreement, and La. Unwired agrees to accept and to be bound by and assume the Undivided Interest.

                                        US Unwired Inc.

                                        By: /s/ Thomas G. Henning
                                            ------------------------------------
                                                Thomas G. Henning



                                        Louisiana Unwired, LLC

                                        By: /s/ Robert Piper
                                            -----------------------------------
                                                Robert Piper